SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            OrderPro Logistics, Inc.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                            ORDERPRO LOGISTICS, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF ORDERPRO LOGISTICS, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of ORDERPRO LOGISTICS, Inc., a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of a Special Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this Information Statement you. The Written Consent authorizes the following corporate action:

     1.   Amend  Article Four of Articles of  Incorporation  to  authorize  Five
          Million  (5,000,000)   Preferred  non-voting  shares.  Said  Preferred
          non-voting shares shall have a par value of $0.0001 per share

     2. The Company has also issued a Convertible Debenture in the amount of $250,000. The Company has received the first payment of $12,500 and the balance is due within 20 days. The holder of said Debenture has also requested an option to purchase up to 90% of the Company's issued shares of stock subject to the Debenture and an initial approval from the owners of 51% of the shares to sell at the $0.50 price. The initial approval has been granted and all shareholders will receive an individual Option Grant to be exercise if they so desire. This issue does not require a shareholders meeting and is included for informational purposes only.

Because execution of the Written Consent as to the amendment to the Articles was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call a Special Meeting of Stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors has fixed the close of business on February 18, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about February 28, 2003 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            ORDERPRO LOGISTICS, INC.

                      INFORMATION STATEMENT ON SCHEDULE 14C

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 18,124,501; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

                                                                  Percentage
   Name and Address(1)                Number of Shares(2)     Beneficially Owned
   -------------------                -------------------     ------------------
Richard Windorski, Director,
 President and CEO OP Logistics L.P.       3,366,667                  19%
Richard Windorski, President               5,802,000                  32%
Patricia Robinson, Director,*
 Secretary                                   333,333                  02%
Robert L. Best, Director                     116,667                  01%
All Officers and Directors
 as a group (4 people)                     9,618,667                  53%

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1    c/o the Company's address unless otherwise noted.
2 Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                        DIRECTORS AND EXECUTIVE OFFICERS

MR. RICHARD L. WINDORSKI is Chairman of the Board, President and Chief Executive Officer. He has over 30 years experience in the manufacturing and transportation industry and has effectively proven that transportation brokerage/logistics management can be successful in a competitive marketplace if service is based on solid concepts and is believable on the part of the clients. His experience includes senior positions in materials and production management during employment with Control Data Corporation, Arctic Enterprises, and Wausau Homes. He has worked in the for-hire transportation industry as President of a regional contract carrier and transportation broker. For the past five years Mr. Windorski has served as founder and President of EMC Transportation, Inc., which until June 30, 2000 provided the freight brokerage services upon which OrderPro Logistics, Inc. builds its base. He holds a Bachelor of Science Business Administration from the University of Minnesota.

MS. PATRICIA ROBINSON is a Director on the Board, Corporate Secretary and Treasurer, and serves as Principal Accounting Officer. She has been with OrderPro Logistics, Inc. since November of 2000. Her prior experience includes the position of Executive Director for a nationally accredited behavioral health agency. Her position was responsible for the development of financial records and reporting to government agencies and also included national accreditation, state licensure, and compliance with various funding sources. Ms. Robinson holds a Bachelors Degree in Accounting from Durham Business College. She also holds an Associates Degree in Business Administration from Boise State University. She has extensive course work in Financial Management for Non-Profit Agencies and has completed MBA course studies without credit.

ROBERT L. BEST, director retired from Gunite Corp. in May of 2002 after 43 years. While at Gunite, he was involved in the management of production and inventory control before moving into purchasing management as a Certified Purchasing Manager (CPM). Mr. Best graduated from the University of Illinois with a bachelor's degree in mathematics and economics with continuing education in finance and industrial and business management. He is a member of the National Association of Purchasing Managers, and the University of Illinois Alumni Association

None of the Directors, Officers have been convicted or are subject to a pending criminal proceeding, nor have they been subjected to any type of order barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

There currently are no committees of the Board of Directors.

The Board of Directors held eight meetings in fiscal 2002. All Directors attended 100% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

                             EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION

All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation earned by or paid to the executive officers for the last five fiscal years.

                                  Annual Compensation                   Long Term Compensation
                            --------------------------------    -------------------------------------
                                                                           Awards             Payouts
                                                                --------------------------    -------
                                                                Restricted    Securities                  All Other
Name and Principal                              Other Annual       Stock      Underlying        LTIP       Compen-
   Position         Year    Salary($)  Bonus   Compensation($)  Award(s)($)  Options/SARs(#)  Payouts($)   sation($)
   --------         ----    ---------  -----   ---------------  -----------  ---------------  ----------   ---------
Richard Windorski   2002            0    0           0           $660.00           0              0            0
CEO President       2001   $70,153.70    0           0                 0           0              0            0

Patricia Robinson   2002            0    0           0           $ 30.00           0              0            0
CFO Secretary       2001   $26,100.00    0           0                 0           0              0            0

No compensation was paid to the executive officers during the fiscal year 2002. Richard L. Windorski was issued 6,600,000 shares of restricted common stock at a par value of $.0001. Patricia Robinson was issued 300,000 shares of restricted common stock at a par value of $.0001.There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.

EMPLOYMENT AND RELATED AGREEMENTS

The Company has an Employment Agreement with Richard L. Windorski. Compensation as stated in Section IV of this Agreement shall be:

     1.   Base salary of $16,250.00 per month.

     2.   Reimbursement for travel and entertainment expenses.

     3. Stock options for 500,000 shares of restricted common stock at a strike price of $0.32 per share.

The Company has an Employment Agreement with Patricia L. Robinson. Compensation as stated in Section IV of this Agreement shall be:

     1.   Base salary of $ 5,000.00 per month.

     2.   Reimbursement for travel and other company expenses.

     3. Stock options for 250,000 shares of restricted common stock at a strike price of $0.32 per shares.

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
COMPENSATION OF DIRECTORS

Directors of the Company do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors' meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related transactions.

STOCK OPTION PLAN

There is no Stock Option Plan

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2002 annual meeting of stockholders is expected to be held on or about May 15, 2003 and proxy materials in connection with that meeting are expected to be mailed on or about April 15, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2002 annual meeting must be received by the Company no later than March 15, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the 2002 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

By Order of the Board of Directors

/s/ Richard Windorski                                February 28, 2003
--------------------------------                     -----------------
By: Richard Windorski, President                           Date

                                  OPTION GRANT

Date___________                                              ___________________
                                                              Number of Shares

I, ____________________, a shareholder of OrderPro Logistics, Inc. ("Company"), hereby grants to Marc Schechtman ("Optionee") an option ("Option") to purchase ______ shares which is equal to _____% of the shares of the Common Stock of the Company owned by me pursuant to a certain Agreement dated February 3, 2003.

     1. EXERCISE PRICE. The purchase price ("Exercise Price") for each share purchased pursuant to this Option (the "Shares") is $0.50, which sum shall be payable in full at the time of Exercise (as defined in Section 3 herein) in a manner set forth in Section 4 herein.

     2. VESTING SCHEDULE AND EXPIRATION. This Option becomes exercisable ("Vests") as follows:

                         Vested as of February 10, 2003
                           Terminates on May 31, 2003

     3. MANNER OF EXERCISE. Vested Options may be exercised by delivering an executed exercise form (attached as Exhibit A hereto), to the shareholder together with full payment for all Shares to be issued pursuant to the exercise. Satisfaction of the foregoing requirements shall constitute "Exercise" as such term is used in this Grant. Option may be Exercised for any number of whole shares or for the total number up to 90% owned. No fractional shares will be issued pursuant to this Option.

     4. PAYMENT. Payment shall be tendered a) in cash, b) by certified check, or
d) by any other payment method expressly authorized by the Shareholder.

     5. NON-TRANSFERABILITY OF OPTIONS. This Option may only be exercised by Marc Schechtman or in any other manner mutually agreed upon.

     6. TRANSFER RESTRICTIONS ON SHARES. Unless registered as applicable under Rules and Regulations or the USA Securities Act of 1933, as amended (the "Securities Acts"), all Shares acquired upon exercise of this Option shall constitute "restricted securities" (as defined in USA SEC Rule 144 promulgated under the Securities Act). An exemption to Rule 144, if any, must be established to the satisfaction of the Company. The certificates representing the Shares may bear a legend stating these restrictions.

                               SHAREHOLDER


                               By:____________________________

                                    EXHIBIT A

                              OPTION EXERCISE FORM


     The undersigned Optionee hereby exercises the right to purchase ___________ shares of ORDERPRO LOGISTICS, INC, (the "Company") common stock (the "Shares") according to the terms and conditions of the Option Grant dated
_________________ and herewith tenders the exercise price of $______________ as full payment for the Shares in the following approved manner:


OPTIONEE:

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[Print Name]

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Signature

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Taxpayer / Social  ID Number

                     SHARE CERTIFICATE DELIVERY INSTRUCTIONS

     Issue the certificate(s) representing the Shares ("Stock Certificate(s)") in the following name:


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                                     (NAME)
Deliver the Stock Certificate(s) to:

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Name

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Address

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City                           State                                Zip Code


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Telephone Number

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Facsimile Number

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E-Mail